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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-176016) of Wesco Aircraft Holdings, Inc. of our report dated November 30, 2012 relating to the financial statements and the effectiveness of internal control over financial reporting which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
November 30, 2012

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM